Exhibit 99.1

Old National Bancorp One Main Street Evansville, IN 47708 oldnational.com	Media: Kathy A. Schoettlin (812) 465-7269 Investors: Lynell J. Walton (812) 464-1366

Old National’s 3rd quarter net income increases 36% from a year ago to a record $69.8 million, or $0.41 per share

Evansville, Ind. (October 21, 2019)

Old National Bancorp (NASDAQ: ONB) reports 3Q19 net income of $69.8 million, diluted EPS of $0.41. Adjusted1 net income of $70.5 million, or $0.41 per diluted share.

CEO COMMENTARY:

“For the 2nd straight quarter, Old National combined record net income with record loan production, defense of our net interest margin, good fee income and excellent credit metrics, all of which allowed us to continue to generate positive operating leverage,” said CEO Jim Ryan. “While loan prepayments and lower line utilization impacted overall balance sheet growth, activity levels were robust. Our granular loan portfolio and low-risk profile again led to low credit costs, and Old National remains on a path to high-performance.”

THIRD QUARTER HIGHLIGHTS2:

Net Income	• Net income of $69.8 million, an increase of 36% from third quarter of 2018 • Earnings per share of $0.41, an increase of 21% from third quarter of 2018

Net Interest Income/NIM	• Net interest income on a fully taxable equivalent basis was $156.3 million compared to $158.5 million • Net interest margin on a fully taxable equivalent basis was 3.57% compared to 3.66%

Operating Performance

•  Pre-provision net revenue[1] (“PPNR”) was $87.6 million

•  Adjusted PPNR[1] was $89.7 million, up 26.5% over third quarter of 2018

•  Noninterest expense was $122.6 million

•  Adjusted noninterest expense[1] was $120.1 million

•  Efficiency ratio[1] was 56.44%

•  Adjusted efficiency ratio[1] was 55.26%, a 341 basis point improvement from third quarter of 2018

Loans and Credit Quality

•  End-of-period total loans[3] were $12,075.9 million compared to $12,084.5 million

•  Third-quarter total commercial production was a record $680 million; September 30 pipeline was a record $2.0 billion

•  Provision for loan losses was $1.4 million

•  Net charge-offs were $0.8 million, or 0.03% annualized, compared to net charge-offs of $0.3 million

•  Non-performing loans were 1.31% of total loans compared to 1.34%

Return Profile & Capital

•  Return on average common equity was 9.91%

•  Return on average tangible common equity[1] was 17.01%

•  Adjusted return on average tangible common equity[1] was 17.16%

•  Repurchased 2.2 million shares of common stock during the quarter

Notable Items	• $1.3 million in merger and integration charges • $1.2 million in tax credit amortization

[1]	Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non-GAAP reconciliations contained in this release
[2]	Comparisons are on a linked-quarter basis, unless otherwise noted
[3]	Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported third-quarter 2019 net income of $69.8 million, or $0.41 per diluted share.

Included in the third quarter were pre-tax charges of $1.3 million for merger and integration activity. Excluding these charges from the current quarter and netting out debt securities gains, adjusted net income was $70.5 million, or $0.41 per diluted share.

LOANS

Record high commercial loan production; paydowns continued to impact outstandings.

•	Period-end total loans were $12,075.9 million at September 30, 2019, compared to $12,084.5 million at June 30, 2019.

•

Commercial and industrial loans decreased $124.3 million to $2,950.6 million; commercial real estate loans increased $118.4 million to $5,112.1 million; consumer loans decreased $37.5 million to $1,718.3 million.

•	Commercial loan production in the third quarter was $680 million; period-end pipeline totaled $2.0 billion.

•	On average, total loans in the third quarter were $12,073.8 million, down from $12,091.0 million in the second quarter of 2019.

DEPOSITS

A low-cost core deposit franchise continues to be one of Old National’s strengths.

•	Period-end total deposits were $14,448.4 million at September 30, 2019, an increase of $85.3 million from the second quarter of 2019.

•	On average, total deposits in the third quarter were $14,330.5 million, compared to $14,369.5 million in the second quarter of 2019.

NET INTEREST INCOME AND MARGIN

Net interest income and margin lower with decline in interest collected on nonaccrual loans and mix shift partially offset by higher accretion and higher day count.

•	Net interest income decreased to $153.1 million in the third quarter of 2019 from $155.2 million in the second quarter of 2019.

•	The net interest margin on a fully taxable equivalent basis decreased 9 basis points to 3.57% compared to 3.66% in the second quarter of 2019.

•

Accretion income was $13.4 million, or 31 basis points of net interest margin, in the third quarter of 2019 compared to $11.8 million, or 27 basis points of net interest margin, in the second quarter of 2019. In the third quarter of 2019, accretion income was 6.4% of adjusted total revenue.

•

Interest collected on nonaccrual loans was $2.0 million, or 5 basis points of net interest margin, in the third quarter of 2019 compared to $5.7 million, or 13 basis points of net interest margin, in the second quarter of 2019.

•	The cost of total deposits remained flat at 0.52% in the third quarter of 2019 while the cost of total interest-bearing deposits increased just 1 basis point to 0.71%.

CREDIT QUALITY AND CECL

Strong credit quality remains a hallmark of the Old National franchise.

•	Asset quality remained strong with net charge-offs in the third quarter of $0.8 million, or 0.03% of total average loans, and 30-89 day delinquencies of 0.21%.

•	Provision expense was $1.4 million in the third quarter compared to $1.0 million in the second quarter.

•	Non-performing loans decreased as a percentage of total loans to 1.31%.

•

In accordance with current accounting practices, the loans acquired from recent acquisitions were recorded at fair value with no allowance recorded at the acquisition date. As of September 30, 2019, the remaining discount on these acquired loans was $87.1 million.

•	The allowance for loan losses was $56.9 million, or 0.47% of total loans at September 30, 2019.

•	Estimated day one increase to the allowance for loan losses and unfunded commitment liability of approximately $35 million to $45 million upon adoption of CECL.

NONINTEREST INCOME

Noninterest income increased due to increases in mortgage banking revenue and capital markets fees.

•	Total noninterest income for the third quarter of 2019 was $53.9 million, an increase of $2.7 million from the second quarter of 2019.

•	Mortgage banking revenue increased $1.7 million and capital markets income increased $1.4 million when compared to the second quarter of 2019.

NONINTEREST EXPENSE

Third quarter results demonstrated continued discipline with respect to expense management, helping to drive positive operating leverage1.

•	Noninterest expense for the third quarter of 2019 was $122.6 million and included $1.3 million in merger & integration charges and $1.2 million in tax credit amortization.

•	Excluding these items, adjusted noninterest expense for the third quarter was $120.1 million, compared to the $124.3 million in adjusted noninterest expense in the second quarter of 2019.

•	The third quarter efficiency ratio was 56.44%, while the adjusted efficiency ratio was 55.26%.

INCOME TAXES

•	On a fully taxable-equivalent basis, income tax expense in the third quarter was $16.4 million, resulting in a 19.1% FTE tax rate.

•	Income tax expense included $1.8 million in tax credit benefit.

CAPITAL

Strong quarterly earnings drove capital ratios higher.

•	At the end of the third quarter, total risk-based capital was 13.0% and regulatory tier 1 capital was 12.0%.

•	Tangible common equity to tangible assets was 8.95% at the end of the third quarter compared to 8.92% in the second quarter of 2019.

•	The Company repurchased 2.2 million shares of common stock during the third quarter with a weighted average price of $16.80 per share, excluding commissions.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	3Q19	Adjustments[4]	Adjusted 3Q19
Total Revenues (FTE)	$210.2	($0.4)	$209.8
Less: Provision for Loan Losses	(1.4)	—	(1.4)
Less: Noninterest Expenses	(122.6)	1.3	(121.3)

Income before Income Taxes (FTE)	$86.2	$0.9	$87.1
Income Taxes	16.4	0.2	16.6

Net Income	$69.8	$0.7	$70.5

Average Shares Outstanding	171,551	—	171,551
Earnings Per Share - Diluted	$0.41	$—	$0.41

[4]	Tax-effect calculations use the current statutory FTE tax rates (federal + state)

($ in millions)	3Q19	2Q19
Net Interest Income	$153.1	$155.2
Add: FTE Adjustment	3.2	3.3

Net Interest Income (FTE)	$156.3	$158.5

Average Earning Assets	$17,510.5	$17,302.7
Net Interest Margin (FTE)	3.57%	3.66%

($ in millions)	3Q19	2Q19
Net Interest Income	$153.1	$155.2
Add: FTE Adjustment	3.2	3.3

Net Interest Income (FTE)	$156.3	$158.5
Add: Total Noninterest Income	53.9	51.2
Less: Noninterest Expense	122.6	128.1

Pre-Provision Net Revenue	$87.6	$81.6
Less: Debt Securities Gains/Losses	(0.4)	(1.2)
Add: Merger and Integration Charges	1.3	3.2
Add: Amortization of Tax Credit Investments	1.2	0.6

Adjusted Pre-Provision Net Revenue	$89.7	$84.2

($ in millions)	3Q19	2Q19	3Q18
Noninterest Expense	$122.6	$128.1	$119.4
Less: Merger and Integration Charges	(1.3)	(3.2)	(1.7)
Less: Branch Action Charges & Severance	—	—	(0.1)

Noninterest Expense less Charges	$121.3	$124.9	$117.6
Less: Amortization of Tax Credit Investments	(1.2)	(0.6)	(9.2)

Adjusted Noninterest Expense	$120.1	$124.3	$108.4
Less: Intangible Amortization	(4.2)	(4.3)	(3.3)

Adjusted Noninterest Expense Less Intangible Amortization	$115.9	$120.0	$105.1

Net Interest Income	$153.1	$155.2	$130.8
FTE Adjustment	3.2	3.3	2.8

Net Interest Income (FTE)	$156.3	$158.5	$133.6
Total Noninterest Income	53.9	51.2	46.0

Total Revenue (FTE)	$210.2	$209.7	$179.6
Less: Debt Securities Gains/Losses	(0.4)	(1.2)	(0.1)
Less: Gain on Branch Actions	—	—	(0.2)

Adjusted Total Revenue (FTE)	$209.8	$208.5	$179.3

Efficiency Ratio	56.44%	59.35%	64.71%
Adjusted Efficiency Ratio	55.26%	57.52%	58.67%
Operating Leverage[5] (basis points)	1,440
Adjusted Operating Leverage[6] (basis points)	624

[5]	Year-over-year basis point change in noninterest expenses plus change in total revenue
[6]	Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	3Q19	2Q19
Net Income	$69.8	$63.0
Add: Intangible Amortization (net of tax7)	3.1	3.2

Tangible Net Income	$72.9	$66.2
Less: Securities Gains/Losses (net of tax7)	(0.3)	(0.9)
Add: Merger & Integration Charges (net of tax7)	1.0	2.4

Adjusted Tangible Net Income	$73.6	$67.7

Average Total Shareholders’ Equity	$2,817.5	$2,758.3
Less: Average Goodwill	(1,036.3)	(1,036.3)
Less: Average Intangibles	(66.0)	(70.3)

Average Tangible Shareholders’ Equity	$1,715.2	$1,651.7

Return on Average Tangible Common Equity	17.01%	16.04%
Adjusted Return on Average Tangible Common Equity	17.16%	16.41%

[7]	Tax-effect calculations use the current statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST

Old National will host a conference call and live webcast at 7:00 a.m. Central Time on Monday, October 21, 2019, to review third quarter 2019 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from 10:00 a.m. Central Time on October 21 through November 4. To access the replay, dial 1-855-859-2056, Conference ID Code 1869785.

ABOUT OLD NATIONAL

Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. Headquartered in Evansville with $20.4 billion in assets, it is a top 100 U.S. bank, the largest Indiana-based bank and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for eight consecutive years. For 185 years, Old National has been a community bank committed to building long-term, highly valued relationships with clients. With locations in Indiana, Kentucky, Michigan, Minnesota and Wisconsin, Old National provides retail and commercial banking services along with comprehensive wealth management, investment and capital markets services. For information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the new CECL standard; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Financial Highlights (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Income Statement
Net interest income	$153,096	$155,230	$130,842	$455,374	$391,377
Provision for loan losses	1,437	1,003	750	3,483	3,576
Noninterest income	53,961	51,214	45,957	151,591	137,151
Noninterest expense	122,585	128,118	119,376	373,744	366,993
Net income	69,781	62,964	51,348	189,021	143,332

Per Common Share Data
Net income (diluted)	$0.41	$0.36	$0.34	$1.09	$0.94
Average diluted shares outstanding	171,551	173,675	152,784	173,527	152,616
Book value	16.66	16.28	14.58	16.66	14.58
Stock price	17.20	16.59	19.30	17.20	19.30
Dividend payout ratio	32%	35%	38%	35%	41%
Tangible common book value (1)	10.18	9.86	8.86	10.18	8.86

Performance Ratios
Return on average assets	1.39%	1.26%	1.18%	1.26%	1.10%
Return on average common equity	9.91%	9.13%	9.28%	9.12%	8.74%
Return on average tangible common equity (1)	17.01%	16.04%	16.10%	16.00%	15.40%
Net interest margin (FTE)	3.57%	3.66%	3.51%	3.58%	3.51%
Efficiency ratio (2)	56.44%	59.35%	64.71%	58.65%	66.74%
Net charge-offs (recoveries) to average loans	0.03%	0.01%	0.06%	0.02%	0.01%
Allowance for loan losses to ending loans	0.47%	0.47%	0.47%	0.47%	0.47%
Non-performing loans to ending loans	1.31%	1.34%	1.47%	1.31%	1.47%

Balance Sheet
Total loans	$12,017,648	$12,046,578	$11,292,659	$12,017,648	$11,292,659
Total assets	20,438,788	20,145,285	17,567,759	20,438,788	17,567,759
Total deposits	14,448,352	14,363,101	12,598,200	14,448,352	12,598,200
Total borrowed funds	2,831,863	2,726,481	2,576,039	2,831,863	2,576,039
Total shareholders’ equity	2,832,530	2,803,139	2,220,680	2,832,530	2,220,680

Capital Ratios (1)
Risk-based capital ratios (EOP):
Tier 1 common equity	12.0%	11.9%	11.1%	12.0%	11.1%
Tier 1	12.0%	11.9%	11.1%	12.0%	11.1%
Total	13.0%	12.8%	12.1%	13.0%	12.1%
Leverage ratio (to average assets)	8.8%	8.8%	8.6%	8.8%	8.6%

Total equity to assets (averages)	13.98%	13.82%	12.69%	13.84%	12.55%
Tangible common equity to tangible assets	8.95%	8.92%	8.08%	8.95%	8.08%

Nonfinancial Data
Full-time equivalent employees	2,778	2,829	2,554	2,778	2,554
Number of branches	192	192	182	192	182

(1)	See “Non-GAAP Measures” table.
(2)

Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from debt securities transactions. This presentation excludes amortization of intangibles and net debt securities gains, as is common in other company releases, and better aligns with true operating performance.

FTE - Fully taxable equivalent basis	EOP - End of period actual balances

Income Statement (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Interest income	$185,853	$189,063	$155,369	$553,834	$456,811
Less: interest expense	32,757	33,833	24,527	98,460	65,434

Net interest income	153,096	155,230	130,842	455,374	391,377
Provision for loan losses	1,437	1,003	750	3,483	3,576

Net interest income after provision for loan losses	151,659	154,227	130,092	451,891	387,801
Wealth management fees	9,160	9,909	9,022	27,604	27,794
Service charges on deposit accounts	11,860	11,515	11,028	34,201	32,552
Debit card and ATM fees	5,370	5,419	4,706	16,292	14,651
Mortgage banking revenue	8,850	7,135	4,348	20,996	13,729
Investment product fees	5,244	5,591	5,073	16,106	15,170
Capital markets income	4,560	3,150	2,700	10,227	4,094
Company-owned life insurance	2,703	2,711	2,958	8,602	7,993
Other income	5,900	4,716	5,986	16,318	18,702
Gains (losses) on sales of debt securities	424	1,165	135	1,486	2,417
Gains (losses) on derivatives	(110)	(97)	1	(241)	49

Total noninterest income	53,961	51,214	45,957	151,591	137,151
Salaries and employee benefits	71,729	71,566	63,158	214,478	193,929
Occupancy	11,934	14,559	12,578	41,071	38,731
Equipment	3,954	4,517	3,652	12,945	10,945
Marketing	4,105	4,439	3,406	12,267	11,065
Data processing	8,961	10,207	8,628	28,509	26,752
Communication	2,349	2,849	2,473	8,252	8,309
Professional fees	5,037	4,921	3,235	12,868	8,888
Loan expenses	1,811	1,657	1,564	5,380	5,151
FDIC assessment	960	1,454	2,722	4,501	8,528
Amortization of intangibles	4,168	4,325	3,283	12,965	10,308
Amortization of tax credit investments	1,211	568	9,233	2,039	21,807
Other expense	6,366	7,056	5,444	18,469	22,580

Total noninterest expense	122,585	128,118	119,376	373,744	366,993
Income before income taxes	83,035	77,323	56,673	229,738	157,959
Income tax expense	13,254	14,359	5,325	40,717	14,627

Net income	$69,781	$62,964	$51,348	$189,021	$143,332

Diluted Earnings Per Share
Net income	$0.41	$0.36	$0.34	$1.09	$0.94

Average Common Shares Outstanding
Basic	170,746	172,985	151,930	172,807	151,844
Diluted	171,551	173,675	152,784	173,527	152,616
Common shares outstanding at end of period	170,031	172,231	152,352	170,031	152,352

Balance Sheet (unaudited)

($ in thousands)

	September 30, 2019	June 30, 2019	September 30, 2018
Assets
Federal Reserve Bank account	$80,018	$40,945	$65,878
Money market investments	19,410	20,210	5,859
Investments:
Treasury and government-sponsored agencies	524,919	725,327	690,709
Mortgage-backed securities	3,248,367	2,900,235	1,640,254
States and political subdivisions	1,231,248	1,186,311	1,099,535
Other securities	490,389	489,855	496,199

Total investments	5,494,923	5,301,728	3,926,697

Loans held for sale, at fair value	58,285	37,904	21,384
Loans:
Commercial	2,950,559	3,074,849	2,949,277
Commercial and agriculture real estate	5,112,123	4,993,693	4,481,554
Consumer:
Home equity	555,905	553,991	498,325
Other consumer loans	1,162,438	1,201,847	1,197,300

Subtotal of commercial and consumer loans	9,781,025	9,824,380	9,126,456
Residential real estate	2,236,623	2,222,198	2,166,203

Total loans	12,017,648	12,046,578	11,292,659

Total earning assets	17,670,284	17,447,365	15,312,477

Allowance for loan losses	(56,910)	(56,292)	(52,713)
Non-earning Assets:
Cash and due from banks	320,822	239,831	215,024
Premises and equipment, net	492,065	493,481	450,253
Operating lease right-of-use assets	102,976	106,222	—
Goodwill and other intangible assets	1,101,045	1,104,478	870,938
Company-owned life insurance	447,110	445,749	405,245
Net deferred tax assets	26,523	36,002	94,667
Loan servicing rights	24,623	24,332	24,336
Other assets	310,250	304,117	247,532

Total non-earning assets	2,825,414	2,754,212	2,307,995

Total assets	$20,438,788	$20,145,285	$17,567,759

Liabilities and Equity
Noninterest-bearing demand deposits	$3,996,264	$3,771,888	$3,588,370
Interest-bearing:
Checking and NOW accounts	3,936,318	3,950,161	3,011,544
Savings accounts	2,863,718	2,877,673	2,920,712
Money market accounts	1,821,989	1,819,716	1,185,439
Other time deposits	1,704,238	1,756,814	1,667,055

Total core deposits	14,322,527	14,176,252	12,373,120
Brokered CD’s	125,825	186,849	225,080

Total deposits	14,448,352	14,363,101	12,598,200
Federal funds purchased and interbank borrowings	240,589	410,036	450,031
Securities sold under agreements to repurchase	337,551	334,540	319,831
Federal Home Loan Bank advances	2,001,960	1,730,065	1,554,515
Other borrowings	251,763	251,840	251,662

Total borrowed funds	2,831,863	2,726,481	2,576,039
Operating lease liabilities	107,272	110,596	—
Accrued expenses and other liabilities	218,771	141,968	172,840

Total liabilities	17,606,258	17,342,146	15,347,079
Common stock, surplus, and retained earnings	2,774,016	2,761,102	2,300,610
Accumulated other comprehensive income (loss), net of tax	58,514	42,037	(79,930)

Total shareholders’ equity	2,832,530	2,803,139	2,220,680

Total liabilities and shareholders’ equity	$20,438,788	$20,145,285	$17,567,759

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Three Months Ended September 30, 2019			Three Months Ended June 30, 2019			Three Months Ended September 30, 2018
	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate
Earning Assets:
Money market and other interest-earning investments	$63,142	$528	3.32%	$58,321	$334	2.29%	$35,928	$140	1.54%
Investments:
Treasury and government-sponsored agencies	682,940	4,341	2.54%	695,775	4,301	2.47%	685,919	3,748	2.19%
Mortgage-backed securities	3,019,322	18,589	2.46%	2,767,791	18,799	2.72%	1,595,630	9,381	2.35%
States and political subdivisions	1,172,017	10,896	3.72%	1,193,176	11,235	3.77%	1,103,347	10,110	3.67%
Other securities	499,308	4,049	3.24%	496,631	4,063	3.27%	500,837	4,116	3.29%

Total investments	5,373,587	37,875	2.82%	5,153,373	38,398	2.98%	3,885,733	27,355	2.82%

Loans: (2)
Commercial	3,018,638	35,428	4.59%	3,063,590	37,828	4.88%	2,928,744	33,381	4.46%
Commercial and agriculture real estate	5,037,909	71,604	5.56%	5,019,859	72,214	5.69%	4,465,105	57,377	5.03%
Consumer:
Home equity	557,607	7,102	5.05%	558,223	7,390	5.31%	495,161	6,070	4.86%
Other consumer loans	1,175,900	12,226	4.13%	1,201,752	12,408	4.14%	1,215,583	11,263	3.68%

Subtotal commercial and consumer loans	9,790,054	126,360	5.12%	9,843,424	129,840	5.29%	9,104,593	108,091	4.71%
Residential real estate loans	2,283,704	24,261	4.25%	2,247,570	23,780	4.23%	2,187,130	22,536	4.12%

Total loans	12,073,758	150,621	4.91%	12,090,994	153,620	5.05%	11,291,723	130,627	4.56%

Total earning assets	$17,510,487	$189,024	4.27%	$17,302,688	$192,352	4.43%	$15,213,384	$158,122	4.11%

Less: Allowance for loan losses	(56,894)			(56,632)			(53,734)
Non-earning Assets:
Cash and due from banks	$264,145			$234,337			$205,446
Other assets	2,429,466			2,473,255			2,068,469

Total assets	$20,147,204			$19,953,648			$17,433,565

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,895,654	$4,448	0.45%	$3,895,881	$4,196	0.43%	$3,026,289	$1,180	0.15%
Savings accounts	2,855,401	2,128	0.30%	2,879,704	2,145	0.30%	2,974,147	2,119	0.28%
Money market accounts	1,822,698	4,017	0.87%	1,789,777	3,729	0.84%	1,153,906	1,254	0.43%
Other time deposits	1,733,492	7,016	1.61%	1,779,770	7,181	1.62%	1,669,039	5,780	1.37%

Total interest-bearing deposits	10,307,245	17,609	0.68%	10,345,132	17,251	0.67%	8,823,381	10,333	0.46%
Brokered CD’s	181,425	1,098	2.40%	212,198	1,268	2.40%	178,283	856	1.90%

Total interest-bearing deposits and CD’s	10,488,670	18,707	0.71%	10,557,330	18,519	0.70%	9,001,664	11,189	0.49%

Federal funds purchased and interbank borrowings	254,971	1,484	2.31%	300,810	1,817	2.42%	238,514	1,191	1.98%
Securities sold under agreements to repurchase	340,158	715	0.83%	331,695	671	0.81%	352,998	535	0.60%
Federal Home Loan Bank advances	1,889,407	9,123	1.92%	1,695,681	10,039	2.37%	1,624,661	8,880	2.17%
Other borrowings	251,817	2,728	4.33%	251,577	2,787	4.43%	250,255	2,732	4.37%

Total borrowed funds	2,736,353	14,050	2.04%	2,579,763	15,314	2.38%	2,466,428	13,338	2.15%

Total interest-bearing liabilities	$13,225,023	$32,757	0.98%	$13,137,093	$33,833	1.03%	$11,468,092	$24,527	0.85%

Noninterest-Bearing Liabilities and Shareholders’ Equity
Demand deposits	$3,841,867			$3,812,175			$3,596,159
Other liabilities	262,862			246,134			156,614
Shareholders’ equity	2,817,452			2,758,246			2,212,700

Total liabilities and shareholders’ equity	$20,147,204			$19,953,648			$17,433,565

Net interest rate spread			3.29%			3.40%			3.26%
Net interest margin (FTE)			3.57%			3.66%			3.51%
FTE adjustment		$3,171			$3,289			$2,753

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018
	Average Balance	Income (1)/ Expense	Yield/ Rate	Average Balance	Income (1)/ Expense	Yield/ Rate
Earning Assets:
Money market and other interest-earning investments	$60,071	$1,140	2.54%	$51,284	$347	0.90%
Investments:
Treasury and government-sponsored agencies	694,628	12,544	2.41%	666,015	10,559	2.11%
Mortgage-backed securities	2,763,406	54,991	2.65%	1,605,324	27,805	2.31%
States and political subdivisions	1,198,962	33,584	3.73%	1,141,827	31,179	3.64%
Other securities	497,854	12,553	3.36%	489,465	11,694	3.19%

Total investments	5,154,850	113,672	2.94%	3,902,631	81,237	2.78%

Loans: (2)
Commercial	3,067,830	109,290	4.70%	2,854,691	94,114	4.35%
Commercial and agriculture real estate	5,015,973	208,894	5.49%	4,436,576	170,414	5.07%
Consumer:
Home equity	567,953	22,089	5.20%	496,365	17,834	4.80%
Other consumer loans	1,189,988	36,436	4.09%	1,276,727	34,994	3.66%

Subtotal commercial and consumer loans	9,841,744	376,709	5.12%	9,064,359	317,356	4.68%
Residential real estate loans	2,263,595	71,972	4.24%	2,180,416	66,216	4.05%

Total loans	12,105,339	448,681	4.91%	11,244,775	383,572	4.52%

Total earning assets	$17,320,260	$563,493	4.32%	$15,198,690	$465,156	4.06%

Less: Allowance for loan losses	(56,442)			(52,070)
Non-earning Assets:
Cash and due from banks	$242,938			$203,421
Other assets	2,464,192			2,081,615

Total assets	$19,970,948			$17,431,656

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,829,213	$11,786	0.41%	$3,063,636	$2,969	0.13%
Savings accounts	2,889,977	6,556	0.30%	3,020,955	5,239	0.23%
Money market accounts	1,772,150	10,572	0.80%	1,138,679	2,502	0.29%
Other time deposits	1,784,200	21,299	1.60%	1,615,896	14,493	1.20%

Total interest-bearing deposits	10,275,540	50,213	0.65%	8,839,166	25,203	0.38%
Brokered CD’s	194,985	3,457	2.37%	182,720	2,380	1.74%

Total interest-bearing deposits and CD’s	10,470,525	53,670	0.69%	9,021,886	27,583	0.41%

Federal funds purchased and interbank borrowings	290,699	5,219	2.40%	213,362	2,855	1.79%
Securities sold under agreements to repurchase	344,294	2,048	0.80%	342,797	1,328	0.52%
Federal Home Loan Bank advances	1,753,283	29,093	2.22%	1,671,211	25,484	2.04%
Other borrowings	251,070	8,430	4.48%	249,464	8,184	4.37%

Total borrowed funds	2,639,346	44,790	2.27%	2,476,834	37,851	2.04%

Total interest-bearing liabilities	$13,109,871	$98,460	1.00%	$11,498,720	$65,434	0.76%

Noninterest-Bearing Liabilities and Shareholders’ Equity
Demand deposits	$3,833,605			$3,587,453
Other liabilities	263,799			157,859
Shareholders’ equity	2,763,673			2,187,624

Total liabilities and shareholders’ equity	$19,970,948			$17,431,656

Net interest rate spread			3.32%			3.30%
Net interest margin (FTE)			3.58%			3.51%
FTE adjustment		$9,659			$8,345

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Asset Quality (EOP) (unaudited)

($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Beginning allowance for loan losses	$56,292	$55,559	$53,660	$55,461	$50,381
Provision for loan losses	1,437	1,003	750	3,483	3,576
Gross charge-offs	(2,716)	(2,876)	(4,261)	(8,485)	(10,000)
Gross recoveries	1,897	2,606	2,564	6,451	8,756

Net (charge-offs) recoveries	(819)	(270)	(1,697)	(2,034)	(1,244)

Ending allowance for loan losses	$56,910	$56,292	$52,713	$56,910	$52,713

Net charge-offs (recoveries) / average loans (1)	0.03%	0.01%	0.06%	0.02%	0.01%

Average loans outstanding (1)	$12,061,705	$12,083,609	$11,284,531	$12,097,310	$11,239,549

EOP loans outstanding (1)	12,017,648	$12,046,578	$11,292,659	$12,017,648	$11,292,659

Allowance for loan losses / EOP loans (1)	0.47%	0.47%	0.47%	0.47%	0.47%

Underperforming Assets:
Loans 90 Days and over (still accruing)	$703	$423	$980	$703	$980

Non-performing loans:
Nonaccrual loans (2)	138,498	142,421	148,816	138,498	148,816
Renegotiated loans	18,884	19,031	17,547	18,884	17,547

Total non-performing loans	157,382	161,452	166,363	157,382	166,363

Foreclosed properties	2,941	2,819	3,563	2,941	3,563

Total underperforming assets	$161,026	$164,694	$170,906	$161,026	$170,906

Classified and Criticized Assets:
Nonaccrual loans (2)	138,498	142,421	148,816	138,498	148,816
Substandard accruing loans	145,987	174,728	107,257	145,987	107,257
Loans 90 days and over (still accruing)	703	423	980	703	980

Total classified loans - “problem loans”	$285,188	$317,572	$257,053	$285,188	$257,053

Other classified assets	2,556	2,550	3,070	2,556	3,070
Criticized loans - “special mention loans”	233,519	220,455	181,165	233,519	181,165

Total classified and criticized assets	$521,263	$540,577	$441,288	$521,263	$441,288

Non-performing loans / EOP loans (1)	1.31%	1.34%	1.47%	1.31%	1.47%

Allowance to non-performing loans (3)	36%	35%	32%	36%	32%

Under-performing assets / EOP loans (1)	1.34%	1.37%	1.51%	1.34%	1.51%

EOP total assets	$20,438,788	$20,145,285	$17,567,759	$20,438,788	$17,567,759

Under-performing assets / EOP assets	0.79%	0.82%	0.97%	0.79%	0.97%

EOP - End of period actual balances

(1)	Excludes loans held for sale.
(2)	Includes renegotiated loans totaling $21.8 million at September 30, 2019, $24.7 million at June 30, 2019, and $29.9 million at September 30, 2018.
(3)

Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded on the acquisition date.

Non-GAAP Measures (unaudited)

($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Actual End of Period Balances
GAAP shareholders’ equity	$2,832,530	$2,803,139	$2,220,680	$2,832,530	$2,220,680

Deduct:
Goodwill	1,036,994	1,036,258	828,804	1,036,994	828,804
Intangibles	64,051	68,220	42,134	64,051	42,134

	1,101,045	1,104,478	870,938	1,101,045	870,938

Tangible shareholders’ equity	$1,731,485	$1,698,661	$1,349,742	$1,731,485	$1,349,742

Average Balances
GAAP shareholders’ equity	$2,817,452	$2,758,246	$2,212,700	$2,763,673	$2,187,624

Deduct:
Goodwill	1,036,306	1,036,258	828,804	1,036,274	828,585
Intangibles	66,047	70,282	43,685	70,361	47,249

	1,102,353	1,106,540	872,489	1,106,635	875,834

Average tangible shareholders’ equity	$1,715,099	$1,651,706	$1,340,211	$1,657,038	$1,311,790

Actual End of Period Balances
GAAP assets	$20,438,788	$20,145,285	$17,567,759	$20,438,788	$17,567,759

Add:
Trust overdrafts	24	29	118	24	118

Deduct:
Goodwill	1,036,994	1,036,258	828,804	1,036,994	828,804
Intangibles	64,051	68,220	42,134	64,051	42,134

	1,101,045	1,104,478	870,938	1,101,045	870,938

Tangible assets	$19,337,767	$19,040,836	$16,696,939	$19,337,767	$16,696,939

Risk-weighted assets	$13,975,295	$13,996,770	$12,715,665	$13,975,295	$12,715,665

GAAP net income	$69,781	$62,964	$51,348	$189,021	$143,332

Add:
Amortization of intangibles (net of tax)	3,145	3,262	2,593	9,780	8,143

Tangible net income	$72,926	$66,226	$53,941	$198,801	$151,475

Tangible Ratios
Return on tangible common equity	16.85%	15.59%	15.99%	15.31%	14.96%
Return on average tangible common equity	17.01%	16.04%	16.10%	16.00%	15.40%
Return on tangible assets	1.51%	1.39%	1.29%	1.37%	1.21%
Tangible common equity to tangible assets	8.95%	8.92%	8.08%	8.95%	8.08%
Tangible common equity to risk-weighted assets	12.39%	12.14%	10.61%	12.39%	10.61%
Tangible common book value (1)	10.18	9.86	8.86	10.18	8.86

Tangible common equity presentation includes other comprehensive income as is common in other company releases.
(1) Tangible common shareholders’ equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,681,457	$1,664,277	$1,409,775	$1,681,457	$1,409,775

Deduct:
Tier 1 capital adjustments	—	—	—	—	—

	—	—	—	—	—

Tier 1 common equity	$1,681,457	$1,664,277	$1,409,775	$1,681,457	$1,409,775

Risk-weighted assets	13,975,295	13,996,770	12,715,665	13,975,295	12,715,665
Tier 1 common equity to risk-weighted assets	12.03%	11.89%	11.09%	12.03%	11.09%